Supplement dated November 14, 2024 to the
Prospectus for your Variable Annuity
Issued by
EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to certain Putnam Variable Trust Funds available in your variable Annuity contract (“Contract”) issued by Everlake Life Insurance Company. Your Contract may not offer all of the Portfolios described below.
Putnam Variable Trust Subadvisor Change
Effective November 1, 2024 Putnam Investments Limited a subadvisor was replaced with Franklin Templeton Investment Management Limited as a subadvisor for the following Portfolios.

•Putnam VT Core Equity Fund - Class IB
•Putnam VT Diversified Income Fund - Class IB
•Putnam VT Emerging Markets Equity Fund - Class IB
•Putnam VT Focused International Equity Fund - Class IB
•Putnam VT George Putnam Balanced Fund - Class IB
•Putnam VT Global Asset Allocation Fund - Class IB
•Putnam VT Global Health Care Fund - Class IB
•Putnam VT Government Money Market Fund - Class IB
•Putnam VT High Yield Fund - Class IB
•Putnam VT Income Fund - Class IB
•Putnam VT International Equity Fund - Class IB
•Putnam VT International Value Fund - Class IB
•Putnam VT Large Cap Growth Fund - Class IB
•Putnam VT Large Cap Value Fund - Class IB
•Putnam VT Mortgage Securities Fund - Class IB
•Putnam VT Research Fund - Class IB
•Putnam VT Small Cap Growth Fund - Class IB
•Putnam VT Small Cap Value Fund - Class IB
•Putnam VT Sustainable Future Fund - Class IB
•Putnam VT Sustainable Leaders Fund - Class IB

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.
If you have any questions or would like another copy of the current Fund Prospectus, please call us at 1-800-457-7617.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.
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